Exhibit 10.30
ALLONGE TO
PROMISSORY NOTE
DATED NOVEMBER 13, 2003
     This Allonge (the “Allonge”), is executed the 6th day of February, 2008, attached to and forming a part of a Promissory Note, dated August 10, 2004 (collectively, the “Note”), made by Ecology Coatings, Inc., a Nevada corporation (the “Payor”), payable to the order of Richard D. Stromback (the “Payee”), in the original principal amount set forth on Exhibit A, which represents the total advances that the Payee has made to the Payor under the Note.
     1. The First Paragraph of the Note is hereby amended and restated in its entirety as follows:
FOR VALUE RECEIVED, the undersigned, Ecology Coatings, Inc., a Nevada corporation promises to pay to Richard D. Stromback (together with his successors and assigns, referred to as the “Payee”), in the manner and at the place provided in this Note the principal amount set forth on Exhibit A, which is the total of the various advances (the “Advances”) that the Payee has made to the Payor under this Note. The outstanding principal balance of this Note shall be payable on December 31, 2008 (the “Maturity Date”)
     2. In all other respects, the Note is confirmed, ratified and approved and, as amended by this Allonge, shall continue in full force and effect.
     IN WITNESS WHEREOF, the Payor and Payee have caused this Allonge to be executed and as of the 6th day of February, 2008

ECOLOGY COATINGS, INC.

By:
F. Thomas Krotine
Its:	President

Accepted and agreed to:

RICHARD D. STROMBACK

By:
Richard D. Stromback

Exhibit A
Schedule of Advances
(Updated through September 30, 2006)
Date Amount of Advance

Date	Amount
November 13, 2003	$10,000

February 6, 2004	15,000

March 1, 2005(1)	21,000

May 31, 2005	15,000

November 2, 2005	6,000

November 30, 2005	14,000

December 31, 2005(2)	15,000

(1)	Effective March 1, 2005 Payee received assignments of $11,000 and $10,000 from Douglas Stromback and Deanna Stromback, respectively, of portions of principal amounts of notes Payor had issued to such persons. These assignments increased the principal balance of this Note by $21,000.

(2)	Payee converted $66,000 of the principal balance of this Note into 600 shares of Common Stock of Payor effective December 31, 2005.